SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 29, 1998
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


   Pennsylvania                      0-22444                     25-1710500
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(State or other                   (Commission                  (IRS Employer
jurisdiction of incorporation)     File Number)              Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                       15237
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(Address of principal executive offices)                         (Zip Code)



                                 (412) 364-1911
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)
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Item 5. Other Items

        On July 29, 1998, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Savings Bank"), announced that the Company's Board of Directors authorized the repurchase of up to 183,156 shares, or approximately five percent, of the Company's outstanding common stock. For additional information, reference is made to the Press Release, dated July 29, 1998, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         WVS FINANCIAL CORP.



Dated:  August 17, 1998                              By: /s/ David J. Bursic
                                                         -------------------
                                                         David J. Bursic
                                                         President and
                                                         Chief Executive Officer